SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

        Date of Report (Date of earliest event reported): June 13, 2000

                       HOME PROPERTIES OF NEW YORK, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Maryland              1-13136              16-1455126
              ----------------      ------------    -------------
          (State or other jurisdiction (Commission      (IRS Employer
          of incorporation)      File No.)       Identification No.)


               850 Clinton Square, Rochester, New York    14604
              (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code:  (716)546-4900


                                Not Applicable
      ------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

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                             Item 5. OTHER EVENTS

  On June 19, 2000, the Registrant entered into a Purchase Agreement with the Pacific Life Insurance Company, Pacific Life and Annuity Company and AEW Targeted Securities Fund II, LP (the "Purchasers") whereby the Registrant agreed to sell to the Purchasers 200,000 shares of Series C Cumulative Convertible Preferred Stock.

The related press release is attached hereto as Exhibit 99.1, the Agency Fee and Warrant Agreement, Amendment No. 1 is attached hereto as Exhibit 4.1 and the Purchase Agreement is attached hereto as Exhibit 10.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

    c.    Exhibits

         Exhibit 4.1 Agency Fee and Warrant Agreement, Amendment No. 1

         Exhibit 10.1 Purchase Agreement between Home Properties of New
                      York, Inc. and the Pacific Life Insurance Company and AEW Capital Management.

         Exhibit 99.1 Press Release


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


      Dated:  June 30,  2000           HOME PROPERTIES OF NEW YORK, INC.
                                       (Registrant)


                                      By: /s/ Amy L. Tait
                                          ----------------------------

                                       Amy L. Tait, Executive Vice President
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